Noncontrolling Interests in Subsidiaries	12 Months Ended
Dec. 31, 2015
Noncontrolling Interests in Subsidiaries
13.	NONCONTROLLING INTERESTS IN SUBSIDIARIES

Noncontrolling interests in subsidiaries of the Company were as follows at December 31:

	December 31,
	2014	2015
Cinemark Partners II — 24.6% interest (in one theatre)	$7,769	$7,753
Laredo Theatres – 25% interest (in two theatres)	1,112	1,761
Greeley Ltd. — 49.0% interest (in one theatre)	589	740
Other	859	851

Total	$10,329	$11,105

During August 2013, the Company purchased the 49.9% noncontrolling interest share of one of its Brazilian subsidiaries, Adamark Cinemas S.A. (“Adamark”), for approximately $5,621 in cash. Adamark had investments in two of the Company’s Brazilian theatres. The increase in the Company’s ownership interest in the Brazilian subsidiary was accounted for as an equity transaction in accordance with ASC Topic 810-10-45-23. The Company recorded a decrease in additional paid-in-capital of approximately $4,618, which represented the difference between the cash paid and the book value of the Brazilian subsidiary’s noncontrolling interest account. As a result of this transaction, the Company owns 100% of the shares in Adamark.

Below is a summary of the impact of changes in the Company’s ownership interest in its subsidiaries on its equity:

	Year ended December 31,
	2013	2014	2015
Net income attributable to Cinemark USA, Inc.	$149,843	$194,380	$218,532

Transfers from noncontrolling interests

Decrease in Cinemark USA, Inc. additional paid-in-capital for the buyout of Adamark non-controlling interest	(4,618)	—	—

Net transfers from non-controlling interests	(4,618)	—	—

Change from net income attributable to Cinemark USA, Inc. and transfers from noncontrolling interests	$145,225	$194,380	$218,532